UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENTREPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 25, 2004

Vail Resorts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-9614	51-0291762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

137 Benchmark Road Avon, Colorado		81620
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		(970) 845-2500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On October 1, 2004, the Vail Resorts 401(k) Retirement Plan (the "Plan") was amended to remove the Vail Stock Fund as a 401(k) investment option, resulting in a suspension of all Plan investments and transactions involving the Vail Stock Fund during the transition period.  The Company sent the following notice on October 25, 2004 to its executive officers and directors pursuant to Rule 104 of Regulation BTR:

NOTICE OF TRADING RESTRICTION ON VAIL RESORTS, INC. COMMON STOCK UNDER THE SARBANES-OXLEY ACT OF 2002

(October 25, 2004)

This Notice is provided to you pursuant to Section 306(a)(6) of the Sarbanes-Oxley Act of 2002. Under the Sarbanes-Oxley Act, it is unlawful for any director or executive officer of Vail Resorts, Inc., Vail Associates, Inc. or their affiliates to buy, sell, or otherwise acquire or transfer any Vail Resorts, Inc. common stock ("Vail Stock"), whether directly or indirectly, during a "blackout period" which suspends the ability of participants in the Vail Resorts 401(k) Retirement Plan (the "Plan") to make trades with respect to the Vail Resorts Common Stock Fund (the "Vail Stock Fund"). This prohibition applies to any Vail Stock that you now have or may receive in connection with your service or employment as a director or executive officer, whether or not as a participant in the Plan.

Please be on notice that a "blackout period" is going into effect during which you are prohibited by law from making the transactions in Vail Stock described above.

Duration of the Blackout Period

The blackout period will begin on the week of December 5, 2004 and is expected to end sometime during the week of December 12, 2004. During the weeks of December 5, 2004 and December 12, 2004 you may obtain, free of charge, information as to whether the blackout period has ended by contacting T. Rowe Price Retirement Plan Services at 1-800-922-9945 or accessing the Plan web site at rps.troweprice.com.

Reason for the Blackout Period

This blackout period is necessary because the Plan is removing Vail Stock Fund as a 401(k) investment option.  During this period all Vail Stock remaining in the plan will be liquidated.   Plan investments and transactions in the Vail Stock Fund must be suspended.

Plan Transactions to be Suspended During the Blackout Period

Plan participants will be prohibited from directing any investment, initiating participant loans or taking distributions from their Vail Stock Fund accounts for the entire duration of the blackout period (December 5, 2004 through sometime during the week of December 12, 2004).

Class of Equity Security Subject to the Blackout Period

The class of equity securities issued by Vail Resorts, Inc. subject to the blackout period is the $0.01 par value common stock of Vail Resorts, Inc.

Who To Contact If You Have Questions

If you have questions about the blackout period or this Notice, please contact:

Karen M. Wolfe, Benefits Compliance Manager

Vail Resorts

P. O. Box 7

Vail, Colorado 81658

(970) 845-2439

Kwolfe@vailresorts.com

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2004		Vail Resorts, Inc.
	By:	/s/ Jeffrey W. Jones
Jeffrey W. Jones
Senior Vice President and Chief Financial Officer